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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: April 29, 1999

                        SERVICE MERCHANDISE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

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                  Tennessee                                       1-9223                        62-0816060
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
(State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                            Identification No.)

7100 Service Merchandise Boulevard, Brentwood, TN                                37027
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      (Address of principal executive offices)                                 (Zip Code)
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       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5. Other Events
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         On April 28, 1999, Service Merchandise Company, Inc. (the "Company")
announced that it received final approval from the Bankruptcy Court of the $750 million debtor-in-possession financing agreement ("DIP facility"). The Company also released three-month borrowing base and borrowing availability projections under the DIP facility.

         The projections with respect to the Company's three-month borrowing base and borrowing availability projections under the DIP facility, while presented with numerical specificity, are forward-looking statements which are based on a variety of assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic, political and competitive uncertainties and potential contingencies, including those set forth below, many of which are beyond the Company's control. Consequently, such forward-looking information should not be regarded as a representation or warranty by the Company that such projections will be realized. Actual results may differ materially from those anticipated in any such forward-looking statements. The Company undertakes no obligation to update or revise any such forward-looking statements.

The Company's liquidity, capital resources, results of operations, and ability to continue as a going concern may be affected from time to time by a number of factors and risks, including, but not limited to, the ability of the Company to operate in accordance with the terms of the DIP facility; the ability of the Company to operate successfully under a Chapter 11 proceeding; approval of plans and activities by the Bankruptcy Court; risks associated with operating a business in Chapter 11; adverse developments with respect to the Company's liquidity or results of operations; the ability of the Company to obtain shipments and negotiate trade credit and terms with vendors and service providers for current orders; the ability of the Company to negotiate terms with landlords with respect to stores to be closed and current and future lease obligations; the ability to conduct going out of business inventory sales to result in improved liquidity; the ability to develop, fund and execute a new operating plan for the Company; the ability of the Company to attract and retain key executives and associates; competitive pressures from other retailers, including speciality retailers and discount stores, which may affect the nature and viability of the Company's business strategy; trends in the economy as a whole; the ability to maintain gross profit margins; the seasonal nature of the Company's business and the ability of the Company to predict consumer demand as a whole, as well as demand for specific goods; the ability of the Company to attract and retain customers; costs associated with the shipping, handling and control of inventory and the Company's ability to optimize its supply chain; potential adverse publicity; availability and cost of management and labor employed; real estate occupancy and development costs, including the substantial fixed investment costs associated with opening, maintaining or closing a Company store; the ability to liquidate unwanted inventory at existing or closed stores; and the ability to effect conversions to new technological systems, including becoming Year 2000 compliant.




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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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See attached press release.





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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SERVICE MERCHANDISE COMPANY, INC.

Date: April 29, 1999               By: /s/ C. Steven Moore
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                                         C. Steven Moore
                                         Senior Vice President, General Counsel
                                         and Chief Administrative Officer




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                                  EXHIBIT INDEX

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No.          Exhibit
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
99.1         Press release dated April 28, 1999.



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